                                                                   EXHIBIT 10.11

                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AGREEMENT, entered into this 7th day of September, 1999 by and between LANDO TRADEPORT LIMITED PARTNERSHIP (Landlord) and WORLD COMMERCE ONLINE, INC. (Tenant).

                              W I T N E S S E T H

         WHEREAS, on February 15, 1999, Landlord and Tenant entered into a certain Lease, with respect to premises situated in the County of Orange, City of Orlando, State of Florida, as is more particularly described in said Lease and,

         WHEREAS, Landlord and Tenant are desirous of modifying the same in certain respects.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. Tenant presently occupies 21,852 rentable square feet, Bay "P front - V", South Building (referred to as Existing Premises), as delineated in green on the site plan attached marked Exhibit "A". Tenant desires to lease an additional 3,240 rentable square feet of Bay "P (rear)", South Building (referred to as New Premises) as delineated in pink on the site plan attached marked Exhibit "A". The Old Premises and New Premises shall hereinafter be known as the Leased Premises for all purposes of the Lease and the revised -square footage shall be 25,092 rentable square feet.

         2. The lease term shall remain the same and the new rental amount shall be effective commencing October 1, 1999 and terminating on March 31, 2003.

         3 The revised rental payments for the Leased Premises shall be as follows:

               a. Commencing with October 1, 1999 and continuing through March 31, 2000, Tenant shall pay for 25,092 rentable square feet, the sum of ONE HUNDRED TWELVE THOUSAND NINE HUNDRED FOURTEEN AND 00/100 DOLLARS ($112,914.00), plus Florida sales tax, payable in equal consecutive monthly installments of EIGHTEEN THOUSAND EIGHT HUNDRED NINETEEN AND 00/100 DOLLARS ($18,819.00) each, Plus Florida sales tax. Tenant's new monthly escrow amount shall be THREE THOUSAND EIGHT HUNDRED SEVENTY-TWO AND 50/100 DOLLARS ($3,872.50), plus Florida sales tax.

               b. Commencing with April 1, 2000 and continuing through March 31, 2001, Tenant shall pay for 25,092 rentable square feet, the sum of TWO HUNDRED FIFTY THOUSAND NINE HUNDRED TWENTY AND 00/100 DOLLARS ($250,920.00), plus Florida sales tax, payable in equal consecutive monthly installments of TWENTY THOUSAND NINE HUNDRED TEN AND 00/100 DOLLARS ($20,910.00) each, plus Florida sales tax. Tenant's monthly escrow amount to be determined after 1999 year end.

               c. Commencing with April 1, 2001 and continuing through March 31, 2002, Tenant shall pay for 25,092 rentable square feet, the sum of TWO HUNDRED SIXTY THREE THOUSAND FOUR HUNDRED SIXTY SIX AND 00/100 DOLLARS ($263,466.00), plus Florida sales tax, payable in equal consecutive monthly installments of TWENTY ONE THOUSAND NINE HUNDRED FIFTY FIVE AND 50/100 DOLLARS ($21,955.50) each, plus Florida sales tax. Tenant's monthly escrow amount to be determined after year 2000 end.

               d. Commencing with April 1, 2002 and continuing through March 31, 2003, Tenant shall pay for 25,092 rentable square feet, the sum of TWO HUNDRED SIXTY THREE THOUSAND FOUR HUNDRED SIXTY SIX AND 00/100 DOLLARS ($263,466.00), plus Florida sales tax, payable in equal consecutive monthly installments of TWENTY ONE THOUSAND NINE HUNDRED FIFTY FIVE AND 501100 DOLLARS

                    ($21,955.50) each, plus Florida sales tax. Tenant's monthly escrow amount to be determined after year 2001 end.

               4. Tenant agrees to take additional 3,240 rentable square feet of expansion space known as Bay "P rear", South Building, in an "as is" condition.

               5. A security deposit for the additional 3,240 rentable square feet of expansion space in the amount of TWO THOUSAND EIGHT HUNDRED THIRTY FIVE AND 00/100 DOLLARS ($2,835.00), is to be paid upon execution of this First Amendment to Lease Agreement.

               6. Except as expressly amended herein, all other terms and conditions of said Lease shall remain in full force and effect and are hereby ratified and confirmed.

               7. This First Amendment to Lease Agreement shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

WITNESSES:                                       LANDLORD:
                                                 LANDO TRADEPORT LIMITED
                                                 PARTNERSHIP

/s/ Patricia Kausch                              By: /s/ Stuart Frankel
-----------------------------------                 --------------------------
          Patricia Kausch                                  Stuart Frankel


                                                 TENANT:
                                                 WORLD COMMERCE ONLINE, INC.

/s/ Angela Tillis                                By: /s/ Kenneth B. Cobb, II
-----------------------------------                 --------------------------
           Angela Tillis                                Kenneth B. Cobb, II
                                                      Chief Financial Officer

                                  EXHIBIT "A"







                                     - 3 -